EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF DUSSAULT APPAREL, INC.

In connection with the accompanying Annual Report on Form 10-K of Dussault Apparel, Inc. for the fiscal year ending October 31, 2013, the undersigned, Alberto Barriento, President and Chief Executive Officer, principal accounting officer and principal financial officer, of Dussault Apparel, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the fiscal year ending October 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the fiscal year ending October 31, 2013 fairly presents, in all material respects, the financial condition and results of operations of Dussault Apparel, Inc.

Date:	February 13, 2014	By:	/s/ Alberto Barrientos
		Name:	Alberto Barrientos
		Title:	President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)